Exhibit 99.1

Allied Esports Entertainment Announces Appointment of Roy Anderson as Chief Financial Officer

IRVINE, Calif. (October 11, 2021) – Allied Esports Entertainment, Inc. (NASDAQ: AESE) (the “Company” or “AESE”), a global esports entertainment company, today announced the appointment of Roy Anderson as the Company’s Chief Financial Officer, effective immediately. Mr. Anderson succeeds Anthony Hung, who served as the Company’s Chief Financial Officer from September 2019 until his resignation last month.

Mr. Anderson brings more than 25 years of experience to Allied Esports Entertainment. He has deep expertise in financial management, financial reporting, mergers and acquisitions, internal controls, and risk management. With a focus on Technology, Media and Telecommunications (TMT), Mr. Anderson has been a trusted strategic advisor to CEOs, Senior Executives, Board of Directors, and investors in these industries.

“It gives me great pleasure to announce the appointment of Roy Anderson as our new Chief Financial Officer,” said Libing (Claire) Wu, CEO, President and General Counsel of Allied Esports Entertainment, Inc. “Roy brings strong leadership qualities, financial acumen and strategic M&A experience to our executive team. This, combined with his broad-based industry expertise, makes him ideally suited to lead our finance and accounting activities as we continue our previously announced process to explore M&A opportunities. I am delighted to have Roy join our senior leadership team.”

Most recently, Mr. Anderson was a partner with Mazars USA, an independent member firm of Mazars Group, an international accounting firm servicing clients in over 90 countries worldwide. In this role, Mr. Anderson worked closely with the top executives and investors of companies in the TMT markets ranging from start-ups to companies with multinational/divisional components and revenues in excess of $500 million. As an audit, tax and advisory partner in the TMT Group of Mazars, Mr. Anderson’s clients included companies engaged in online media, entertainment, gaming, events, trade shows, digital marketing/advertising, SaaS platforms, eCommerce, AI, lead generation, Tech-enabled services, cybersecurity, software and software development. In addition, Mr. Anderson was a key member of Mazars’ SEC Practice Group. Mr. Anderson has vast experience on various technical accounting issues including revenue recognition, share based compensation, and business combinations. Mr. Anderson is a certified public accountant (CPA) who holds a Bachelor of Science degree from Long Island University’s School of Professional Accountancy.

About Allied Esports Entertainment

Allied Esports Entertainment (NASDAQ: AESE) is a global esports entertainment venture dedicated to providing transformative live experiences, multiplatform content and interactive services to audiences worldwide. For more information, visit alliedesports.gg.

Forward Looking Statements

This communication contains certain forward-looking statements under federal securities laws. Forward-looking statements may include our statements regarding our goals, beliefs, strategies, objectives, plans, including product and service developments, future financial conditions, results or projections or current expectations. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of such terms, or other comparable terminology. These statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those contemplated by the forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside our control, that could cause actual results or outcomes to differ materially from those discussed in these forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the ability to meet Nasdaq’s continued listing standards; our ability to execute on our business plan; the ability to retain key personnel; potential litigation; general economic and market conditions impacting demand for our services; a change in our plans to retain the net cash proceeds from the WPT sale transaction; our inability to enter into one or more future acquisition or strategic transactions using the net proceeds from the WPT sale transaction; and a decision not to pursue strategic options for the esports business. You should consider the areas of risk described in connection with any forward-looking statements that may be made herein. The business and operations of AESE are subject to substantial risks, which increase the uncertainty inherent in the forward-looking statements contained in this communication. Except as required by law, we undertake no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Further information on potential factors that could affect our business is described under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the SEC on April 13, 2021. Readers are also urged to carefully review and consider the various disclosures we made in such Annual Report on Form 10-K.

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Investor Contact:

Lasse Glassen

Addo Investor Relations

lglassen@addo.com

424-238-6249

Media Contact:

Brian Fisher

Allied Esports Entertainment

brian@alliedesports.com